Piper Jaffray & Co. - Management Meetings 3.12.2018

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “goals”, “targeting,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: weakness or a decline in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; less than expected cost reductions and revenue enhancement from Valley's cost reduction plans including its earnings enhancement program called "LIFT"; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from the impact of the Tax Cuts and Jobs Act and other changes in tax laws, regulations and case law; damage verdicts or settlements or restrictions related to existing or potential litigations arising from claims of breach of fiduciary responsibility, negligence, fraud, contractual claims, environmental laws, patent or trade mark infringement, employment related claims, and other matters; the loss of or decrease in lower-cost funding sources within our deposit base may adversely impact our net interest income and net income; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, denial-of-service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020; our inability or determination not to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; higher than expected loan losses within one or more segments of our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; the risk that the businesses of Valley and USAB may not be combined successfully, or such combination may take longer or be more difficult, time-consuming or costly to accomplish than expected; the diversion of management's time on issues relating to merger integration; the inability to realize expected cost savings and synergies from the merger of USAB with Valley in the amounts or in the timeframe anticipated; and the inability to retain USAB’s customers and employees. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2017. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. 2

Ira Robbins President & CEO Alan Eskow SEVP & CFO Dianne Grenz SEVP & CCBO Tom Iadanza SEVP & CLO Ron Janis SEVP & General Counsel Bob Bardusch EVP & COO Kevin Chittenden EVP & CRLO Bernadette Mueller EVP & ECRAO Andrea Onorato EVP & CAO Melissa Scofield EVP & CRO Yvonne Surowiec EVP & CHRO Joseph V. Chillura EVP & Regional President Mark Saeger EVP & CCO The New Valley: Leadership Team 3

Bob Bardusch, EVP & COO As COO, Mr. Bardusch plays a critical role working with Valley’s executive leadership team to deliver the Bank’s strategic vision. He focuses on integrating platforms, improving service delivery and efficiency, and fostering innovation to support the bank in operating with the right balance of quality, flexibility, control and cost. In addition to these responsibilities, Mr. Bardusch leads Valley’s digital transformation projects and all technology and operations-based aspects of the bank. 4

The New Valley: Driving Operations through Technology Combining the roles of COO & CIO creates greater coherence between process and business segments Technology continues to drive the industry and Valley away from physical infrastructure Outdated and manual processes will continue to be replaced by new advances in software Leveraging technology enables Valley to perform greater levels of processes in less time at lower cost Applying a more thoughtful approach towards everyday operations and customer solutions Creating a scalable and efficient platform for growth This will enable Valley to stay ahead of the curve and maintain the infrastructure into the future 5

▪ Delivering robust customer and employee experiences through frictionless interaction Modernize & Empower Customer Centric Digitally Powered Data Driven ▪ Enhancing customer touch points to drive improved customer capabilities ▪ Improving operating efficiency and agility by investing in continuous modernization ▪ Harnessing data more intuitively to drive deep customer insights and data centric decisioning The New Valley: Technology Roadmap 6

The New Valley: Technology Roadmap Milestones 2018  Cloud/Streamlined Loan Origination  Innovation Culture & Fintech  Enhance Treasury Services & Branch Transformation  New Website  Salesforce, nCino, Encompass  Instant Issue Debit Card 2017  New Web/Social Media Storefront  Journey to Cloud Architecture  Modernize Employee Technology  Data Hub and Big Data  Touch ID, E-signature, ServiceNow 2019  Data Center Transformation  Core Banking Transformation  Interactive Teller & branch transformation  P2P 7

8 Digital Workplace Initiatives Embracing technology to build operating leverage and improve productivity of the workforce  Big Data  Enhanced Analytics  Customer Insights Engine  Platform for AI  Credit Surveillance

 Closed USAmeriBank acquisition on January 1, 2018  Systems consolidation expected to occur in the first half of 2Q 2018  Long track record of successful conversions  USAmeriBank timeline consistent with recent acquisitions Year Institution Name* Assets* ($mil) Days to Conversion 2018 USAmeriBank 4,228 ~125 2015 CNLBank 1,365 90 2014 1st United Bank 1,738 122 2012 State Bank of Long Island 1,578 90 2010 The Park Avenue Bank 509 91 2010 LibertyPoint Bank 210 86 2008 Greater Community Bank 976 40 2005 NorCrown Bank 622 50 2005 Shrewsbury Bank 424 51 2001 Merchants Bank 1,370 103 Merger Closing & Integration *Principal subsidiary bank of the acquired bank holding company. Assets represent total consolidated assets acquired. 9

The New Valley: Balanced Approach to Integration  A practical approach to platform consolidation  Historically, Valley has integrated acquired platforms onto our own  Valley believes it will be able to offer all clients the best in treasury management solutions  There are multiple benefits to Valley and our customers by utilizing the best platform, rather than the most convenient or easiest to convert Moving Valley customers on to Q2 Platform USAmeriBank currently uses Q2 Platform Adding ancillary products to USAB’s customer base will be immediate Integration for USAB customers will appear seamless Valley will recognize greater efficiencies and revenue enhancements over time Enhanced treasury management solutions for VLY customers 10

The Road to Retail Relevance Silent Gen Z Boomers Gen X Millennials 44% 31% 12.5% 11% 1.5% …and should inherit an estimated $30 trillion from Boomers over the next 30 years. Millennials are expected to be the largest generation in the workforce by 2022… 67% of Millennials want digital budgeting tools from their bank vs. 50% of other customers 3x Millennials are three times more likely to open a new account with their phone vs. in person 11 Source: U.S. Census Bureau, American Bankers Association; The Deloitte Millennial Survey 2017  76 percent of Millennials say businesses are having a positive impact on the wider society in which they operate  However, they believe smaller/local organizations are fulfilling greater relative potential  They also see multinational businesses as not fully realizing their potential to alleviate society’s biggest challenges. 45 The number of times a millennial touches their smartphone per day on average

Preference for mobile applies across age groups Source: Bain/Research Now NPS surveys Mobile Channel experience score relative to leading channel, indexed to zero 18-24 25-34 35-44 45-54 55-64 65+ Leading Score Lowest Score Trend in Technology Usage • 88% use the internet • 77% own a smartphone • 69% use social media • 51% own a tablet Source: Pew Research, 2016 Fact Sheet: American adoption of technology 0 10 20 30 40 50 60 70 80 2011 2012 2013 2014 2015 18-29 30-44 45-59 60+ Total Use of Mobile Banking Increases Across All Age Groups Source: Federal Reserve % Online ATM Branch Phone Mobile Preference Leading the Way Successful acquisition of new customers begins with catering to their needs 12

79% Transforming Delivery Methods  Branches  ATMs/ITMs  Physical Signage  Physical Mail  Mobile  Online  Social  Digital Ads  Email  Telephone Customers Want Advice-Driven Banking 54% 52% Consider their bank transactional Interested in locating discounts Want proactive recommendations Physical Delivery Transformation Consumer Commercial Mortgage Wealth Applying customer insights across channels Digital Delivery Transformation  Branch Transformation will introduce Full Service offices with a breadth of knowledge, service, and banking advice  Complimentary marketing materials to support a Full Service offering to existing customers and prospects  Marketing Automation used to engage customers and actively recommend, cross-sell new products  Customer Relationship Management tools to enable marketing automation to identify, target and cross-sell customers and prospects  Website Redesign to create a platform for customers to engage with Valley Digital Physical Source: Accenture 13 Industry Research

0 10 20 30 40 Branch-Only Digital-Only Low Medium High US Based Banks Net Promoter Score (%) A Mix of Digital & Physical Delivery is the most Effective Number of Total Interactions Omni-Users Deliver Higher NPS and Likelihood to Purchase Source: Bain/Research Now NPS surveys 8% 10% 22% 30% 31% % of Respondents who Purchased a Product in the last Quarter 5% 18% 27% 27% 41% 41% 41% 41% 41% 32% 45% 45% 55% 41% 32% 41% 14% 14% IVR, Auto Response ATM CRM Contact Center Mobile Online Top Priority On The List Not a Priority Technology is Leveling the Field  For Big Banks, physical scale was once a competitive advantage  Technology and low barriers to entry has enabled smaller organizations to become more competitive  As digital adoption increases, physical scale is less of an advantage, and technology is equalizing the competition Survey of Banking Executives: Channel Priority for Integration of the Branch through 2018 Source: Aite Group, Survey of 22 Banking Executives Omnichannel 14

Improving Experience Levels Across All Age Groups 7.5 8.1 7.8 8.3 8.6 8.8 0 1 2 3 4 5 6 7 8 9 10 18-24 25-34 35-44 45-54 55-64 65-74 Banking at a Valley Branch 7 7.8 7.6 7.8 8.2 8.4 0 1 2 3 4 5 6 7 8 9 10 18-24 25-34 35-44 45-54 55-64 65-74 Understanding Valley’s Products & Services Avg: 8.5 Avg: 8.1 Below Avg. Below Avg. Source: Satmetrix, customer responses Oct. 2016 – Oct. 2017 37 77 116 177 190 128 95 0 50 100 150 200 18-24 25-34 35-44 45-54 55-64 65-74 75+ Th ou sa nd s Current Customer Mix Future Customer Mix 50.3% of total  Valley scores very high with older demographic  Average customer age is 52  Customers less than 55 years of age have lower scores across multiple categories (e.g. Banking at a Branch, Understanding Products & Services)  Identifying customer pain-points in key areas to make improvements  Opportunity to leverage insights on demographics to diversify customer base 15

Tailoring our Delivery Channels Industry Channel Interactions Valley Transactions by Channel Online Mobile Branch ATM Source: Accenture  Industry research suggests Valley has meaningful opportunity to migrate customers to use alternative, lower-cost channels  This presents an opportunity to rationalize and optimize our branch network for greater retail relevance VNB Customers 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Digital Mobile Branch ATM 13% 13% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 4Q17 16 Digital & Mobile ATM/Debit Branch  Customers are engaging banks across multiple channels indicating an Omni-channel strategy is critical  Valley’s customer mix still shows strong preference for in branch banking

Targeting Higher Adoption Rates 10.2% 10.5% 10.7% 10.9% 10.6% 11.0% 12.5% 12.9% 13.0% 13.2% 13.3% 13.5% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% July August September October November December Mobile Active Users - 2016 Mobile Active Users - 2017 VNB Mobile Users (% of Consumer Households) 31.1% 31.0% 31.2% 31.5% 31.6% 31.7% 33.0% 33.4% 33.3% 33.5% 33.6% 33.7% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% July August September October November December OLB Active Users - 2016 OLB Active Users - 2017 VNB Online Banking Users (% of Consumer Households) Active Users 2018 Goal: Digital  Targeting stronger adoption of the digital channels to drive customer satisfaction and retention Mobile Active User Goal:  20% mobile active users (as a percentage of Consumer Households) Online Banking Active User Goal:  40% online banking active users (as a percentage of Consumer Households) 17

Improve Technology Improve Processes Leveraging Greater Technology to Address our Customers Needs In a 2017 Valley customer survey, the two largest areas of improvement cited were customer facing technology and process (speed and ease of use)  Purposeful suite of products with differentiating features  Product names are intuitive for customers, not banking jargon  Consistent products offered across geographies and channels  Account opening process must not be fragmented  Eliminate barriers and broaden products available through multiple delivery channels  Branch offices and staff support resolution of customer product issues (e.g. instant debit card issuance)  Quick and convenient access to funds through ATM/ITM network  Offer add-on product benefits to attract and retain  Competitive rates on interest-bearing products  Personal and relationship approach for each customer  Connecting our customers across business units (Consumer, Commercial, Mortgage, Wealth & Insurance) SI M PL IC IT Y SP EE D VA LU E Product Enablers • Technology • Infrastructure • Process Valley Roadmap • Products • Automation • Relationship Management Digital Delivery • Appearance • Location • Service & Knowledge Physical Delivery Pr od uc t A ttr ib ut es 18

Rationalizing Our Branch Network Matured Solid & consistent Return profile but market opportunities appear limited for growth Moderate investment for renovation with the option of downsizing Higher Growth Growing profitability and placed in attractive demography; have yet to realize full potential Opportunity to renovate for Full-service or Self-service Right Place/Wrong Results Lagging profitability but placed in or near areas of rich target segments Renovate to grow market share Struggling Lagging profitability and in areas with low to modest target segment prospects Minimize investments and/or close Branch Category Characteristics Course of Action Valley Branch Matrix 19

Our Retention Experience Has Been Favorable 100% 97.58% 96.38% 94.49% 92.29% 90.42% 88.90% 88.13% 100% 97% 94% 88% 86% 75% 80% 85% 90% 95% 100% 105% 110% -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 Retention Curves VLY retention rates following branch closure Benchmark retention rates Key Highlights from Study  Suburban branches maintain higher retention rates  Urban branches have lower retention rates  Shorter distance from closing to receiving branch implies higher retention rates  More competitors drive down retention rates  Better-performing branches (relative to other closed branches) retain more customers Customer Retention Benchmark2 Retention Rate1 (from announcement period) 3 Month 97% 6 Month 94% 11 Month 88% 14 Month 86% 1Retention rates reflect only the 13 branches closed through June 30, 2016; 2Based on the McGuire Performance Solutions study of total deposits (excluding CDs) from December 31, 2003 to January 31, 2015 Overview of Branch Closure Study  Statistical model used to assess customer retention factors  Sample size: 13 branches closed in 2015  Nearly identical retention rates for branch closures in 2016 20 Months = -3 refers to date of announcement and 0 is date of closure

Case Study: The Burning Branch 186 186 186 186 180 184 184 182 187 188 186 190 185 189 174 176 178 180 182 184 186 188 190 192 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Period-End Deposits M ill io ns Fair Lawn Branches Deposit Balances Fair Lawn Branch 1 Fair Lawn Branch 2 Lincoln Fire 2.1 miles 4 minutes 3.4 miles 7 minutes Key Highlights  Deposits in Fair Lawn Market increased 2.73% post Lincoln Fire  High retention of Lincoln branch deposit balances (Jan ‘17 through Jan ‘18) of 88%  Branch proximity is a significant factor in deposit retention Date of Fire: 07/07/2017 - No people were harmed 21

 177 Branches in NY/NJ  Approximately 50 Micro-Markets Rethinking Locations: Micro-Market Strategy Example Full Service Branches Service Center Branches Branch Closures/Relocations Sales, Service & Transaction Focused Smaller Footprint (50-75%) Concierge Station Self-Serve Transaction ( 24 HR ATM/ITM) Full Service Full Service Closure Close/Relocate Service Center Town D 2.63% Pop. Growth Town C 3.81% Pop. Growth Town B 1.99% Pop. Growth Town A 2.73% Pop. Growth 3.6 Miles 6 Minute Drive 3.6 Miles 6 Minute Drive 1.7 Miles 7 Minute Drive 1.1 Miles 6 Minute Drive Sales, Advisory & Transaction Focused Dedicated Banker Staffing Concierge Station Wealth & Advisory Small Business, Commercial Lending Residential Mortgage 24 HR ATM/ITM Lobby County 2.18% Pop. Growth 22

23 Revitalizing Our Branches: New Concept(s)

Tom Iadanza, SEVP & Chief Lending Officer Mr. Iadanza joined Valley National Bank in 2012 through the acquisition of State Bank of Long Island and brings over 35 years of experience to his position. As Senior Executive Vice President and Chief Lending Officer, Mr. Iadanza is responsible for Commercial Lending, Commercial Real Estate Lending, Consumer Lending, and Credit Underwriting encompassing all of Valley's markets in New Jersey, New York and Florida. Joe Chillura, EVP & Regional President (Florida West Coast & Alabama) Mr. Chillura joined Valley National Bank in 2018 via the acquisition of USAmeriBank, where he served as President & CEO. As a life-long Tampa resident with more than 30 years of banking experience, Mr. Chillura was a corporate banker with First Union in Tampa through 1997 when he joined Manufacturers Bank of Florida. He served as Chief Operating Officer and senior lender as well as a member of the Board of Directors for Manufacturers, which was acquired in 2001. After the acquisition, he stayed on until 2007 and served as Regional Chief Executive Officer and President of the Bank. Kevin Chittenden, EVP & Chief Residential Mortgage Officer Mr. Chittenden joined Valley in 2016 and brings more than 25 years of experience in the financial services industry, including retail banking management and consumer lending development to his position. As Chief Residential Lending Officer, Mr. Chittenden is responsible for shaping the strategic vision of the Bank's residential lending business. This includes oversight of the Bank's residential lending operations, sales, lending practices, policies, procedures and activities in the secondary market. 24

Greater New York City1 9.7 Million Employed Current Operating Environment 5.6% 10.7% 10.8% 13.4% United States Florida New Jersey New York Annual Loan Growth (2012-2017)2 9,006 19,849 20,984 MA AZ WA VA NJ MI NC GA OH IL PA NY FL TX CA Resident Population (in thousands)3 203,317 460,895 473,846 AZ MA WA VA MI GA NC NJ OH PA IL FL NY TX CA Number of Businesses4 The Franchise is well-positioned in markets with attractive socioeconomic factors Top 5 in U .S. Top 5 in U .S. Rank: #11 Rank: #8 8% 18% 16% 16% 8% 21% 13% Good Producing Trade, Transportation & Utilities Health Care & Social Assistance Professional & Business Financial Activities All Other Services Government 10% 20% 16% 13% 7% 22% 13% +774k ‘09-’17 +771k ‘09-’17 Florida2 8.7 Million Employed 25 1Composition of total nonfarm payrolls for all employees in the New York-Newark-Jersey City, NY-NJ-PA MSA and State of Florida as of December 2017 via the Bureau of Labor Statistics, change in total nonfarm payrolls from December 2008 to December 2017 for the respective region. 2Represents the annual rate of growth from December 2012 to December 2017, total loans and leases, net of unearned income for commercial banks in the respective region via the Federal Financial Institutions Examination Council . 32017 resident population via U.S. Census Bureau. 4Represents the total number of establishments in the U.S. for the most recent period available via U.S. Census Bureau.

Commercial Bank: Northeast 10.0% 10.0% 11.2% 11.7% 12.2% 15.5% 29.5% Management of Companies Construction Manufacturing Finance & Insurance Transportation & Warehousing Wholesale Trade Health Care & Social Assistance Commercial Real Estate  Focus remains on dense, populated regions  MF properties are typically in highly dense areas and less cyclical  Average loan size ~$2 million  MF weighted average LTV of ~45%  Well-diversified geographically Commercial & Industrial  Attracting and retaining key talent  Realigned the incentive structure  Industry-specific lending  Manufacturing & Wholesale Trade  Transportation & Warehousing  Healthcare & Other services  National businesses  Highland Capital Corporation  Agile Premium Finance Other, 19% Retail, 18% Residential, <1% Office, 12% Mixed Use, 12% Industrial, 12% Cooperatives, 15% Apartment, 20% CRE Loans +$8.1bn Outstanding Opportunity to leverage market position to grow Commercial & Industrial portfolio 26 Note: Loan data as of December 31, 2017

Commercial Bank: Southeast 5.6% 5.7% 6.8% 8.1% 8.8% 13.9% 23.8% Finance & Insurance Tranportation & Warehousing Construction Retail Trade Accommodation & Food Professional, Scientific & Technical Health Care & Social Assistance C&I Lending Strength: Top Industry Exposures1 C&I Portfolio December 31, 2017 Valley Florida1 ~550 million USAmeriBank2 ~767 million Proforma $1.3 billion Addition of USAmeriBank Broadens C&I Lending Capabilities 2.3 2.5 2.9 3.4 3.8 2013 2014 2015 2016 2017 Commercial Real Estate & All Other Commercial & Industrial 13.3% CAGR USAmeriBank: Track Record of Strong Loan Growth  Solid lending expertise  Supportive of higher average loan sizes  Adding talented bankers  Harmonizing Florida lending structure 27 1Industry exposure based on outstanding loans as of December 31, 2017

Case Study: Tampa Bay, Florida  Tampa Bay is the second largest MSA in Florida and 18th largest in the U.S. by population  $61 billion of deposits  Expected population growth of 6.5% by 2022  3.8% unemployment rate compares favorably to Florida (4.0%) and national (4.1%) levels  Home to over 112,000 businesses  Key Industries include: Financial Services, Life Sciences, Defense and Security, Manufacturing, Medical Devices, and Technology Other, 19% Sales, 6% Finance & Insurance, 6% Retail Trade, 12% Government, 12% Leisure & Hospitality, 12% Education & Health, 15% Professional & Business, 18% Metropolitan Statistical Area D Tampa-St. Petersburg-Clearwater 61 11.7 8 3.6 18 2,230 Miami-Ft Lauderdale-West Palm 226 43.0 25 0.6 13 1,382 Orlando-Kissimmee-Sanford 45 8.5 13 1.2 5 523 Cape Coral-Fort Myers 15 2.9 19 1.2 3 186 Jacksonville 59 11.1 20 0.3 3 161 Naples-Immokalee-Marco Island 15 2.9 30 0.4 1 57 Sebastian-Vero Beach 4 0.8 16 0.6 1 26 Palm Bay-Melbourne-Titusville 8 1.6 16 0.3 1 21 North Port-Sarasota-Bradenton 19 3.7 37 0.1 1 16 Deposits in Market ($ bn) % of FL Deposits (%) Market Rank Market Share (%) # of Branches Deposits ($ mm) MSA Proforma VLY/USAB Payroll Employment in Greater Tampa Bay Market +1.3mm Employed 28 Deposit and market share data via S&P Global, Employer information sourced from Tampa Hillsborough Economic Development Corporation

Broad Product Capabilities Product ecosystem tailored to support our target customer segments Key Benefits:  Attract targeted customer segments  Deepen relationship with tailored products  Enhance overall customer experience  Ultimately improves retention Middle Market Commercial Customer Small Business Less than $5 million  Largely self-serve, expanding business needs Business Banking $5 to $25 million  Emerging needs, profitable and growing relationship Middle Market $25 to $150 million  Sophisticated, more complex needs Corporate Greater than $150 million  Most complex, variety of product needs Segment Annual Revenue Description 29

21% <1% 77% 2% Consumer & Other Lending Evolve Consumer Business from Indirect to Direct-to-Consumer Model $1.1 $1.5 $1.6 $1.7 $1.9 2013 2014 2015 2016 2017 Total Consumer Loans (in billions) 13.6% CAGR Opportunity to extend consumer brand to Florida franchise Facilitate Development:  Internally  Initiate Fintech partnership Scalable, Automated Platform Adaptive Customer Experience Understand Customer Needs Firsthand Leverage Brand Direct-to- Consumer Model NJ 61% <1% 38% 1% 47% 41% 12% NY FL New Jersey New York FL 22% <1% 75% 2% Cash Surrender Credit Card Automobile Other Consumer Product Mix by Geography Geographic Mix of Consumer Portfolio 30 Note: Geographic and product mix based on outstanding loans as of December 31, 2017

Customer Onboarding Enhancing end-to-end processing, speed of delivery and overall customer experience Key benefits from technology adoption  Achieve greater operating leverage  Reduce response times  Enhance and promote transparency  Improve customer experience ~45+ days Current Time to Close Time to Close with nCino Target ~50% reduction 31

1Existing home sales via the National Association of Realtors, seasonally adjusted annual rate. 2Bulding permits via U.S. Census Bureau, seasonally adjusted. 3Labor force participation rate for those 25 to 54 years of age via U.S. Census Bureau, seasonally adjusted. 4Homeownership rates for the most recent period available via U.S. Census Bureau; NJ-PA region is the Allentown-Bethlehem-Easton, PA-NJ MSA Housing Market 0.6 0.7 0.7 0.8 0.8 0.9 1.9 2.0 2.1 2.2 2.3 2.4 2.5 2014 2015 2016 2017 2018 Existing Home Sales1 South Northeast The trend in existing home sales and building permits reflects a pick-up in demand for housing… 0 1 2 3 4 5 0 2 4 6 8 10 12 14 16 18 2007 2009 2010 2012 2014 2016 2018 Building Permits2 Florida New Jersey …and the increasing share of prime age workers may support higher homeownership rates 63.9% 70.8% 64.1% 64.1% United States NJ-PA Region Florida New Jersey Homeownership Rate for Select Markets4 82.0 80.8 81.9 80 81 82 83 2008 2011 2014 2017 Labor Force Participation: Prime Age Workers3 Millions Thousands Millions Thousands Percent 32

Building a Comparable Residential Mortgage Business 0.7% 3.1% 2.7% 4.7% 4.8% 4.8% 2015 2016 2017 VLY Peers Gain-on-sale of Loans to Operating Revenue (%) Peers – average ratio of $10-$50 billion in asset banks and thrifts according to SNL (S&P Global Market Intelligence.)  We are building our gain-on-sale contribution to be more in-line with banks our size  Home Purchase Residential Mortgage business should produce less volatile gain-on-sale when compared to refinance centric  Ongoing expansion in Florida should help drive Agency and FHA originations.  Our focus is on liquidity and improving gain-on- sale margins 33

Residential Mortgage Business Agency & conforming mortgages poised to grow in Florida $351.2 $337.2 $324.1 Product Key Highlight FHA/VA Greater GOS Margin; Less hedging risk; Strong secondary market liquidity Jumbo Niche market provides opportunity for growth; Secondary market liquidity more limited Agency/Conforming Ease in underwriting; Less hedging risk; Greatest secondary market liquidity 2017 +$1.0bn Volume ($) Other, 32% Conforming & Government, 35% Jumbo, 33% ~75% 2012 2017 Industry Mix of New Home Sales Over $500k $300-499k $200-299k $150-199k Under $150k 53% 69% Conforming & Government Jumbo & Other, 25% Targeted Origination 2018E Volume by Product 34 1Gain-on-sale margin approximated based on market indications for the month of March, 2018, inclusive of OMSR value. 2Represents the composition of new home sales in the South Census region for various price cohorts via U.S. Census Bureau.

CRM Point of Sale Processing Underwriting Closing and Funding Post-Closing & Shipping Implementing more Efficient Solutions 35 Encompass is an all-in-one mortgage management solution that offers a digital mortgage experience covering the entire loan lifecycle so lenders can originate more loans, lower origination costs, and reduce time to close. $967 Average ROI per loan $1,331 Savings & operational improvement per loan 697% ROI over 5 years Source: The ROI of Ellie Mae’s Encompass All-in-one Mortgage Management Solution, MarketWise Advisors, LLC, 2017; EllieMae. Potential ROI With origination costs now over $8,000 per loan (according to the MBA), efficiency is the key to profitability.

Ira Robbins, President & CEO Mr. Robbins joined Valley in 1996 as part of the Bank's Management Associate Program and held several key positions throughout the Bank over the past two decades. In 2009, he was awarded the title of First Senior Vice President and Treasurer. His ability to lead teams that drive results earned him the title of Executive Vice President in 2013. In 2016, Mr. Robbins was recognized for his invaluable contributions to the Bank’s growth with a promotion to Senior Executive Vice President. In 2017, he was appointed as President of Valley National Bank and assumed the role of CEO in 2018. As President and CEO, Mr. Robbins works with Valley’s Board of Directors and the senior management team to develop and lead Valley’s strategic vision and direction, while promoting a culture that embraces corporate social responsibility. Alan Eskow, SEVP & Chief Financial Officer Mr. Eskow joined Valley in 1990 as a Vice President in the Financial Administration Department. He is a licensed CPA in New Jersey and a member of both the American Institute of CPAs and the New Jersey State Society of CPAs. Mr. Eskow was designated the Controller in 1998 and Chief Financial Officer in 2000. 36

The New Valley  Human Capital • Recent CEO succession • 7 out of our 13 Executives are new to Valley within the past 2 years • One VLY, One Culture  Technology • The Valley Roadmap is a 3 year (2017-2019) infrastructure plan aimed at improving the Bank’s process across all segments • We expect greater efficiency and revenues a result • Salesforce, nCino, Encompass • Enterprise Data Hub (EDH)  Customer Enhancements • Building a new suite of offerings tailored to retail and commercial clients • Back-office Modernization - Focused on increasing speed to market and decisions times • Branch Transformation People Products Process 37

The New Valley: Cycle to Success 2020 Goals > 1.25% ROAA < 55% Eff. Ratio Updating Technology & Process Using Capital More Efficiently Enhancing Focus on Organic Growth Increasing Profitability Creating Greater Shareholder Returns  Transform our digital brand through mobile, social media, and multi-channel interactions across all business  Utilize big data to focus and target new and existing client relationships  Drive continued modernization of our Customer Service Experience  Enable customer driven deposit and loan opening with speed and exceptional service  Branch optimization to enhance customer acquisition, increase customer lifetime value and reduce non-earning assets  Grow organically in existing markets and generate capital more quickly 38

Strength in Diversification Leads to Stability & Growth *Metro NY Peer Median is defined by the following companies; NYCB, SBNY, BKU, ISBC, STL, PFS, DCOM, FFIC, LBAI, PGC, ORIT, NFBK, FLIC. The median is based on MRQ available information. 1 Includes the proforma impact of USAmeriBank as of December 31, 2017. Valley Florida/Alabama1 Deposits $6.0bil or 28% Loans $6.2bil or 28% Branches 62 Proforma LTD ratio: VLY 101% Peers* 110% Valley New Jersey/New York Deposits $15.7bil or 72% Loans $15.8bil or 72% Branches 177 39

2017 Highlights 1Refer to the appendix regarding the reconciliation of certain non-GAAP financial measures. Reported Reported Adjusted1 Adjusted1 4Q17 3Q17 2017 2016 4Q17 3Q17 2017 2016 Return on Average Assets 0.44% 0.67% 0.69% 0.76% 0.84% 0.79% 0.82% 0.76% Efficiency Ratio 68.3% 69.4% 66.0% 66.0% 57.7% 59.2% 58.9% 61.1% Diluted Earnings Per Share $0.09 $0.14 $0.58 $0.63 $0.18 $0.17 $0.69 $0.63     Valley initiated Phase 1 of its 3 year technology infrastructure plan  Project LIFT implementation has begun; We remain on track to hit our targets  Acquisition of USAmeriBancorp, Inc. (closed effective January, 1, 2018)  Completed senior management succession plan for 2018 Investing Executing Integrating Repositioning 40

$8.8 $9.4 $5.1 $5.2 $3.4 $3.6 3Q 2017 4Q 2017 0.2% 2.1% 14.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2017Florida New York New Jersey $734mm Reduction in short-term borrowings to $749mm Deposit & Balance Sheet Funding Solid Deposit Growth1 ($ in billions) Deposit Beta by Region for Current Cycle (3Q15 – 4Q17)2 +$841mm Total deposits from 9/30 /17 to 12/31/17 +19% Q/Qa 1Growth rates represent the quarter over quarter change, annualized (Q/Qa); 2Represents the change in the monthly average rate for Valley in each respective region as a percentage of the change in the monthly average effective federal funds rate from September 30, 2015 to December 31, 2017; excludes government deposits. Noninterest Bearing +$126mm or 10% Q/Qa Savings, Now & MM +$572mm or 26% Q/Qa Time +$143mm or 17% Q/Qa  Diversified geographic mix of deposits is proving to be a successful strategy Consolidated: 8.4% 41

$1.0 $1.1 $1.0 $1.3 3.75% 3.85% 3.79% 4.00% Q1 2017 Q2 2017 Q3 2017 Q4 2017 Origination Volume Yield on New Originations Loans & Loan Growth Yield & Volume of Loan Originations ($ in billions) Diversified Loan Portfolio by Product & Region1  2017 loan growth up 6.4%, including sale of residential mortgage loans  Well-positioned for organic growth in 2018 (proforma USAmeriBank); • Targeting total loan growth of 8-10% (7-9% after portfolio sales) • Florida loan growth of 10-12%  Opportunity to enhance fees in existing portfolio 1Balance sheet data is as of the December 31, of the year indicated; 2Florida includes the proforma impact of USAmeriBank outstanding loan balances for both Florida and Alabama as of December 31, 2017. 3 New Jersey includes out of state loans made to NJ based customers 15.6% 18.9% 10.8% 22.1% 13.0% 15.0% 4.6% Construction Owner Occupied CRE Residential Mortgage Commercial & Industrial Multifamily Non-owner Occupied CRE Consumer $18.3bn 2017 37% 39% 32% 50% 48% 40% 13% 13% 28% 2016 2017 2017 Proforma USAB Florida New Jersey New York 2 1 3 42

Taxi Medallion 9/30/17 12/31/17 Related Reserves as a % of Total Exposure 5.5% 7.7% Total Exposure $139 million $137 million 0.75% $18.3 billion Total Loans Credit Quality Net Charge-offs and Non-accrual Loans Reflect Conservative Underwriting Standards Outstanding balance as of December 31, 2017 0.03% 0.02% 0.01% 2015 2016 2017 NCOs/Avg. Loans1 0.39% 0.22% 0.26% 2015 2016 2017 Nonaccruals/Loans2 1Represents net charge-offs as a percentage of average loans for the year indicated; 2Represents nonaccrual loans as a percentage of total outstanding loans as of December 31, of the year indicated 43

 Net interest margin1 (ex-swap fee income) has been stabilizing  Favorable balance sheet trends combined with promising new loan yield bode well for net interest income growth  Anticipate 6 basis points of positive impact to NIM from USAmeriBank in 1Q18 Net Interest Income $164.7 $171.1 $166.9 $173.9 3.14% 3.20% 3.08% 3.17% 3.13% 3.12% 3.07% 3.13% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 NII ($mil) Reported NIM NIM (ex-swap fee income) Net Interest Margin Stability in 2017 1Net interest margin is presented on a tax equivalent basis; NIM ex-swap fee income excludes commercial loan fee income related to derivative interest rate swaps executed with customers. Refer to reconciliation pages in the back of the presentation. 1 44

 Transforming Residential Mortgage gain-on sale business from refinance driven to home purchase focused  More predictable origination volume to help drive gain-on-sale business towards peer levels  We believe we are on track to achieve > $1.5 billion in residential originations in 2018 Noninterest Income Trends $79,557 $81,195 $82,627 $4,245 $22,030 $20,814 $0.5bn $0.9bn $1.0bn $1.5bn+ 2015 2016 2017 2018E All Other Noninterest Income ($000) Net Gain on Sale of Loans ($000) Residential Mortgage Originations Net Gain on Sale of Loans Proforma USAmeriBank Noninterest Income Emphasis on Home Purchase Gain on Sale 15% Purchase 85% Refinance 54% Purchase 46% Refinance 15% Purchase 85% Refinance 73% Purchase 27% Refinance 45

$476.1 $485.0 $400 $500 $600 2016 2017 "Base" 2018E 2019E Resi. Mortgage Commissions USAB Noninterest Expense Tax Act Impact USAB Merger Expense LIFT Related Expense "Base" Noninterest Expense Expense Management 66.0% 66.0% 61.2% 58.9% 2016 Reported 2017 Reported 2016 Adj. 2017 Adj. 2018E 2019E Long-Term Goal Project LIFT Status & Timing1 ($ in millions) Adjusted Efficiency Ratio3 Disciplined Expense Management Expected to Positively Impact Expense Trends4 ($mil) 1Figures are on a pre-tax basis; 2Represents the estimated realized benefit for the program at June 30, 2018; 3Refer to the appendix regarding the calculation for non-GAAP financial measures. 4 “Base” expenses refer to reported noninterest expense, less LIFT related expense, merger charges, Tax Act related non-recurring impact, and mortgage commissions. $3.0 $2.6 $11.9 $5.6 $16.4 3Q 2017 4Q 2017 1H 2018E Progress Remaining Estimated Benefit Reduction in Op Ex through 4Q 2017 We believe we are on pace to achieve $22 million target $5.6 $3.0 “Base” Noninterest Expense begins to trend down 2 < 55% 46

$1,595 $1,590 $733 $733 $210 $210 3Q17 4Q17  Common Equity Tier 1 Capital Ratio of 9.2% at December 31, 2017 (flat with previous quarter)  Estimated go-forward effective tax rate in range of 21%- 23%  Expect to earn-back our capital charge (total $23 million) related to Tax Reform within 2 quarters  Over the next two years we plan to reinvest approximately 15% or our annualized earnings benefit from tax reform on facilities and infrastructure  Reinvestment of additional earnings from tax reform is included in expense outlook on page 17 Tax Act Implications & Capital Preferred Stock Goodwill & Other Intangible Assets Tangible Common Equity Shareholders’ Equity ($ in millions) 47

Non-GAAP Disclosure Reconciliations 48 December 31, September 30, December 31, December 31, December 31, ($ in thousands, except for share data) 2017 2017 2016 2017 2016 Adjusted net income available to common shareholders: Net income, as reported $26,098 $39,649 $50,090 $161,907 $168,146 Add: LIFT program expenses (net of tax)* — 5,753 — 5,753 — Add: Merger related expenses (net of tax)** 1,073 1,200 — 2,274 — Add: Amortization of tax credit investments (Tax Act Impact Only) 3,136 — — 3,136 — Add: Income Tax Expense (State deferred adjustment only) 4,483 — — 4,483 — Add: Income Tax Expense (Tax Act Impact Only) 15,441 — — 15,441 — Net income, as adjusted $50,231 $46,602 $50,090 $192,994 $168,146 Dividends on preferred stock 3,172 2,683 1,797 9,449 7,188 Net income available to common shareholders, as adjusted $47,059 $43,919 $48,293 $183,545 $160,958 _____________ * LIFT program expenses are primarily within professional and legal fees, and salary and employee benefits expense. ** Merger related expenses are primarily within professional and legal fees. December 31, September 30, December 31, December 31, December 31, ($ in thousands, except for share data) 2017 2017 2016 2017 2016 Adjusted per common share data: Net income available to common shareholders, as adjusted $47,059 $43,919 $48,293 $183,545 $160,958 Average number of shares outstanding 264,332,895 264,058,174 256,422,437 264,038,123 254,841,571 Basic earnings, as adjusted $0.18 $0.17 $0.19 $0.69 $0.63 Average number of diluted shares outstanding 265,288,067 264,936,220 256,952,036 264,889,007 255,268,336 Diluted earnings, as adjusted $0.18 $0.17 $0.19 $0.69 $0.63 December 31, September 30, December 31, December 31, December 31, ($ in thousands) 2017 2017 2016 2017 2016 Adjusted annualized return on average assets: Net income, as adjusted $50,231 $46,602 $50,090 $192,994 $168,146 Average assets $23,907,011 $23,604,252 $22,679,991 $23,478,799 $22,044,874 Annualized return on average assets, as adjusted 0.84% 0.79% 0.88% 0.82% 0.76% Three Months Ended Years Ended Three Months Ended Years Ended Three Months Ended Years Ended

Non-GAAP Disclosure Reconciliations 49 December 31, September 30, December 31, December 31, December 31, ($ in thousands) 2017 2017 2016 2017 2016 Adjusted efficiency ratio: Non-interest expense $136,317 $132,565 $124,829 $509,073 $476,125 Less: LIFT program expenses (pre-tax) — 9,875 — 9,875 — Less: Merger-related expenses (pre-tax) 1,378 1,241 — 2,620 — Less: Extinguishment of debt (pre-tax) — — — — 315 Less: Amortization of tax credit investments (pre-tax) 19,712 8,389 13,384 41,747 34,744 Non-interest expense, as adjusted 115,227 113,060 111,445 454,831 441,066 Net interest income 171,969 164,854 164,395 668,312 618,149 Non-interest income 27,604 26,088 32,660 103,441 103,225 Gross operating income $199,573 $190,942 $197,055 $771,753 $721,374 Efficiency ratio, as adjusted 57.74% 59.21% 56.56% 58.93% 61.14% December 31, September 30, June 30, March 31, December 31, ($ in thousands) 2017 2017 2017 2017 2016 Adjusted Net Interest Margin: Net Interest Income - FTE $173,876 $166,878 $171,086 $164,702 $166,601 Less: Commercial Loan Fees from Interest Rate Swaps (pre-tax) 2,544 910 4,140 661 5,035 Net Interest Income, as adjusted 171,332 165,968 166,946 164,041 161,566 Average Interest Earning Assets 21,932,539 21,642,846 21,416,670 20,949,464 20,388,486 Net Interest Margin - FTE, as adjusted 3.13% 3.07% 3.12% 3.13% 3.17% Three Months Ended Three Months Ended Years Ended

Appendix – Balance Sheet 50 2017 2016 Assets Cash and due from banks 243,310$ 220,791$ Interest bearing deposits with banks 172,800 171,710 Investment securities: Held to maturity (fair value of $1,837,620 at December 31, 2017 and $1,924,597 at December 31, 2016) 1,842,691 1,925,572 Available for sale 1,493,905 1,297,373 Total investment securities 3,336,596 3,222,945 Loans held for sale, at fair value 15,119 57,708 Loans 18,331,580 17,236,103 Less: Allowance for loan losses (120,856) (114,419) Net loans 18,210,724 17,121,684 Premises and equipment, net 287,705 291,180 Bank owned life insurance 386,079 391,830 Accrued interest receivable 73,990 66,816 Goodwill 690,637 690,637 Other intangible assets, net 42,507 45,484 Other assets 542,839 583,654 Total Assets 24,002,306$ 22,864,439$ Liabilities Deposits: Non-interest bearing 5,224,928$ 5,252,825$ Savings, NOW and money market 9,365,013 9,339,012 Time 3,563,521 3,138,871 Total deposits 18,153,462 17,730,708 Short-term borrowings 748,628 1,080,960 Long-term borrowings 2,315,819 1,433,906 Junior subordinated debentures issued to capital trusts 41,774 41,577 Accrued expenses and other l iabil ities 209,458 200,132 Total Liabilities 21,469,141 20,487,283 Shareholders’ Equity Preferred stock, no par value; 50,000,000 shares authorized: Series A (4,600,000 shares issued at December 31, 2017 and December 31, 2016) 111,590 111,590 Series B (4,000,000 shares issued at December 31, 2017) 98,101 — Common stock (no par value, authorized 450,000,000 shares; issued 264,498,643 shares at December 31, 2017 and 263,804,877 shares at December 31, 2016) 92,727 92,353 Surplus 2,060,356 2,044,401 Retained earnings 216,733 172,754 Accumulated other comprehensive loss (46,005) (42,093) Treasury stock, at cost (29,792 shares at December 31, 2017 and 166,047 common shares at December 31, 2016) (337) (1,849) Total Shareholders’ Equity 2,533,165 2,377,156 Total Liabilities and Shareholders’ Equity 24,002,306$ 22,864,439$ December 31, (in thousands except for share data)

Appendix – Income Statement 2017 2016 2015 Interest Income Interest and fees on loans 742,739$ 685,911$ 633,199$ Interest and dividends on investment securities: Taxable 72,676 58,143 52,050 Tax-exempt 15,399 15,537 14,568 Dividends 9,812 6,206 6,557 Interest on federal funds sold and other short-term investments 1,793 1,126 649 Total interest income 842,419 766,923 707,023 Interest Expense Interest on deposits: Savings, NOW and money market 55,300 39,787 24,824 Time 42,546 37,775 35,432 Interest on short-term borrowings 18,034 12,022 919 Interest on long-term borrowings and junior subordinated debentures 58,227 59,190 95,579 Total interest expense 174,107 148,774 156,754 Net Interest Income 668,312 618,149 550,269 Provision for credit losses 9,942 11,869 8,101 Net Interest Income After Provision for Credit Losses 658,370 606,280 542,168 Non-Interest Income Trust and investment services 11,538 10,345 10,020 Insurance commissions 18,156 19,106 17,233 Service charges on deposit accounts 21,529 20,879 21,176 Gains on securities transactions, net (20) 777 2,487 Fees from loan servicing 7,384 6,441 6,641 Gains on sales of loans, net 20,814 22,030 4,245 Bank owned life insurance 7,338 6,694 6,815 Other 16,702 16,953 15,185 Total non-interest income 103,441 103,225 83,802 Non-Interest Expense Salary and employee benefits expense 254,569 235,853 221,765 Net occupancy and equipment expense 92,243 87,140 90,521 FDIC insurance assessment 19,821 20,100 16,867 Amortization of other intangible assets 10,016 11,327 9,169 Professional and legal fees 25,834 17,755 18,945 Loss on extinguishment of debt — 315 51,129 Amortization of tax credit investment 41,747 34,744 27,312 Telecommunication expense 9,921 10,021 8,259 Other 54,922 58,870 55,108 Total non-interest expense 509,073 476,125 499,075 Income Before Income Taxes 252,738 233,380 126,895 Income tax expense 90,831 65,234 23,938 Net Income 161,907$ 168,146$ 102,957$ Dividends on preferred stock 9,449 7,188 3,813 Net Income Available to Common Shareholders 152,458$ 160,958$ 99,144$ Earnings Per Common Share: Basic 0.58$ 0.63$ 0.42$ Diluted 0.58 0.63 0.42 Cash Dividends Declared Per Common Share 0.44 0.44 0.44 Weighted Average Number of Common Shares Outstanding: Basic 264,038,123 254,841,571 234,405,909 Diluted 264,889,007 255,268,336 234,437,000 Years Ended December 31, (in thousands, except for share data) 51

Appendix – Asset Quality (1)Past due loans and non-accrual loans exclude purchased credit-impaired (PCI) loans. PCI loans are accounted for on a pooled basis under U.S. GAPP and are not subject to delinquency classifications in the same manner as loans originated by Valley. (2)Represent PCI loans meeting Valley’s definition of non-performing loans (i.e., non-accrual loans), but are not subject to such classifications under U.S. GAAP because the loans are accounted for on a pooled basis and are excluded from the non-accrual loans in the table above. 52 December 31, September 30, June 30, March 31, December 31, September 30, 2017 2017 2017 2017 2016 2016 Commercia l and industria l 3,650$ 1,186$ 2,391$ 29,734$ 6,705$ 4,306$ Commercia l rea l es tate 11,223 4,755 6,983 11,637 5,894 9,385 Construction 12,949 — — 7,760 6,077 — Res identia l mortgage 12,669 7,942 4,677 7,533 12,005 9,982 Consumer 8,409 5,205 4,393 3,740 4,197 3,146 48,900 19,088 18,444 60,404 34,878 26,819 Commercia l and industria l 544 3,043 2,686 341 5,010 788 Commercia l rea l es tate — 626 8,233 359 8,642 4,291 Construction 18,845 2,518 854 — — — Res identia l mortgage 7,903 1,604 1,721 4,177 3,564 2,733 Consumer 1,199 1,019 1,007 787 1,147 1,234 28,491 8,810 14,501 5,664 18,363 9,046 Commercia l and industria l — 125 — 405 142 145 Commercia l rea l es tate 27 389 2,315 — 474 478 Construction — — 2,879 — 1,106 1,881 Res identia l mortgage 2,779 1,433 3,353 1,355 1,541 590 Consumer 284 301 275 314 209 226 3,090 2,248 8,822 2,074 3,472 3,320 80,481$ 30,146$ 41,767$ 68,142$ 56,713$ 39,185$ Commercia l and industria l 20,890$ 11,983$ 11,072$ 8,676$ 8,465$ 7,875$ Commercia l rea l es tate 11,328 13,870 15,514 15,106 15,079 14,452 Construction 732 1,116 1,334 1,461 715 1,136 Res identia l mortgage 12,405 12,974 12,825 11,650 12,075 14,013 Consumer 1,870 1,844 1,409 1,395 1,174 965 47,225 41,787 42,154 38,288 37,508 38,441 9,795 10,770 10,182 10,737 9,612 10,257 441 480 342 475 384 307 — 2,115 1,878 2,007 1,935 2,025 57,461$ 55,152$ 54,556$ 51,507$ 49,439$ 51,030$ 117,176$ 113,677$ 109,802$ 80,360$ 85,166$ 81,093$ 0.26% 0.23% 0.24% 0.22% 0.22% 0.23% 0.70% 0.40% 0.47% 0.61% 0.55% 0.47% 255.92% 284.70% 276.24% 301.51% 305.05% 287.97% 38,088$ 25,413$ 33,715$ 25,857$ 27,011$ 30,055$ ($ in thousands) ASSET QUALITY: (1) Accruing past due loans : 30 to 59 days past due: Tota l 30 to 59 days past due 60 to 89 days past due: Tota l 60 to 89 days past due 90 or more days past due: Tota l 90 or more days past due Tota l accruing past due loans Non-accrual loans : Tota l non accrual loans Other rea l es tate owned (OREO) Other repossessed assets Non-accrual debt securi ties Tota l non-performing assets ("NPAs") Tota l accruing past due and non-accrual loans as a % of loans Non-performing purchased credit-impaired loans: (2) Al lowance for loan losses as a % of non-accrual loans Performing troubled debt restructured loans RATIOS Tota l non-accrual loans as a % of loans

For More Information  Log onto our web site: www.valleynationalbank.com  E-mail requests to: rkraemer@valleynationalbank.com Call Rick Kraemer, Investor Relations Officer, at: (973) 686-4817 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Rick Kraemer, Investor Relations Officer  Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 53